FIRST AMENDMENT TO LOAN DOCUMENTS
                   ---------------------------------

      This First Amendment to Loan Documents (the "AMENDMENT") is made as of September 30, 1994, by and between VNE Partners, Ltd., a Georgia limited partnership ("BORROWER") and The Prudential Insurance Company of America, a New Jersey corporation (the "LENDER").

                               RECITALS:
                               ---------

      A. Borrower has executed and delivered to Lender a Real Estate Note, dated September 29, 1987 (the "NOTE"), payable to the order of Lender, in the original principal amount of Twenty One Million Dollars (21,000,000.00).

      B. To secure the payment of all amounts due under the Note, borrower executed and delivered to Lender a Deed of Trust and Security Agreement dated September 29, 1987, which was recorded with the DeKalb County, Georgia Recorder's Office on September 30, 1987 in Deed Book 5959, page 363 (the "DEED OF TRUST"), encumbering, among other things, the property legally described on Exhibit A attached hereto (the "PROPERTY").

      C. Borrower and Lender acknowledge that the Maturity Date (as that term is defined in the Note) of the Note is October 1, 1994.

      D. Borrower has submitted to Lender that certain First Mortgage Loan Application, dated September 20, 1994, for a $21,500,000 loan, to be secured by the Property (the "NEW LOAN"). Borrower and Lender acknowledge that the New Loan will not close prior to October 1, 1994, and therefore have agreed to extend the Maturity Date.

      E. Borrower and Lender desire to amend the Note, Deed of Trust, and any and all other documents securing and/or delivered in connection with the loan ( the "LOAN") evidenced by the Note (the Note, the Deed of Trust and all such other documents are herein collectively called the "LOAN DOCUMENTS") to extend the Maturity Date until December 15, 1994.

                               AGREEMENT
                               ---------

      NOW, THEREFORE, in consideration for the recitals set forth above which recitals are hereby-incorporated herewith and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower and Lender agree as follows:

      1. The definition of "Maturity Date" in the Note is hereby changed from October 1, 1994 to December 15, 1994. The date of October 1, 1994 contained in the fourth paragraph on page 4 of the Deed of Trust is hereby changed to December 15, 1994.



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      2.   Notwithstanding anything else in the Note or other Loan Documents to the contrary, Borrower shall have the right, without payment of any premium or penalty, to prepay the Loan in whole or in part, including all interest due on the amount so prepaid, at any time prior to December 15, 1994.

      3. As a condition precedent to Lender's obligation to execute this Amendment, Borrower shall pay Lender all unpaid accrued interest and late charges under the Note.

      4. All capitalized terms used herein and not otherwise defined herein shall have the meaning provided to them in the Deed of Trust.

      5. All references in the Loan Documents to the Note, Deed of Trust, and the Loan Documents shall be deemed to refer to those documents as amended hereby. Except as expressly modified hereby, all terms and provisions of the Note, the Deed of Trust and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

      6. This document may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one document.

      7. Borrower acknowledges that, as of the date hereof, Lender is not in default under the Loan Documents. Lender acknowledges that, as of the date hereof, Borrower is not in default under the Loan Documents.

      8. The liability of Borrower and any other person or entity hereunder shall be limited to the same extent and in the same manner as is set forth in
Section 4.01 of the Deed of Trust.


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      IN WITNESS WHEREOF, the parties hereto have executed this document as of the year and day first set forth above.


                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                 By:
                     -----------------------------------------
                     Its:
                          -------------------------------------


                 VNE PARTNERS, LTD.,
                 a Georgia limited partnership

                 By: Villages Northeast Associates,
                     an Illinois general partnership,
                     General Partner

                     By: Carlyle Real Estate Limited Partnership-XV, an Illinois limited partnership,
                          General Partner

                          By: JMB Realty Corporation,
                              a Delaware corporation,
                              General Partner

                              By:
                                   -----------------------------
                                   K. Jay Weaver
                                   Vice President



















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